SECURITIES ACT FILE NO. 333-05173

                         AETNA VARIABLE PORTFOLIOS, INC.

                         SUPPLEMENT DATED APRIL 18, 2002
     TO THE CLASS R AND CLASS S AETNA VARIABLE PORTFOLIOS, INC. PROSPECTUSES FOR AETNA TECHNOLOGY VP, DATED MAY 1, 2001 AND JULY 16, 2001, RESPECTIVELY.

On April 1, 2002, the owners of Elijah Asset Management, LLC ("EAM"), the subadviser to Aetna Technology VP (the "Portfolio"), entered into a binding letter of intent to sell a 75% ownership interest in their company to a wholly owned U.S. subsidiary of AIC Limited ("AIC") (the "Transaction"). The Transaction is expected to close during April 2002. As a result of the Transaction, AIC will indirectly hold a controlling interest in EAM. AIC is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management, headquartered in Burlington, Ontario, Canada. In connection with the Transaction, EAM's name will be changed to AIC Asset Management, LLC. For simplicity's sake, however, this supplement refers to EAM by its former name.

AIC's purchase of a majority ownership interest in EAM will result in a "change of control" of EAM, causing the previous Subadvisory Agreement between EAM and ING Investments, LLC ("ING"), the investment adviser to the Portfolio, to terminate automatically by its terms. With the approval of the Board of Directors of the Portfolio at a meeting on April 3, 2002, EAM and ING have entered into an Interim Subadvisory Agreement to take effect upon the closing of the Transaction in order to secure EAM's continuing services for the Portfolio on an interim basis until the shareholders vote on a new Subadvisory Agreement (the "New Subadvisory Agreement").

A meeting of shareholders of the Portfolio will be scheduled to consider approval of the New Subadvisory Agreement. Proxy statements discussing this proposal in detail will be mailed to shareholders during the third quarter of 2002.

If the proposal is approved by shareholders, the New Subadvisory Agreement will become effective immediately upon approval. This change will not result in a change in the actual portfolio management personnel who manage your Portfolio. Ronald E. Elijah and Roderick R. Berry will continue to have responsibility for day-to-day portfolio management of the Portfolio.

The fees payable to EAM, which are paid by ING and not by the Portfolio, will remain the same under the New Subadvisory Agreement.

If the New Subadvisory Agreement is not approved by shareholders, the Board of Directors will determine what action, if any, should be taken. The Board of Directors may consider proposing a different subadviser, or having no subadviser. In the alternative, EAM may nonetheless serve as subadviser to the Portfolio at the lesser of the fees that would be paid under the New Subadvisory Agreement or EAM's cost to render services to the Portfolio, until such time as the Board of Directors determines an appropriate course of action.

                                      * * *

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                               SECURITIES ACT FILE NO. 333-05173

                         AETNA VARIABLE PORTFOLIOS, INC.

                         SUPPLEMENT DATED APRIL 18, 2002
           TO THE CLASS R AND CLASS S AETNA VARIABLE PORTFOLIOS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                  FOR AETNA TECHNOLOGY VP, DATED JULY 16, 2001.

On April 1, 2002, the owners of Elijah Asset Management, LLC ("EAM"), the subadviser to Aetna Technology VP (the "Portfolio"), entered into a binding letter of intent to sell a 75% ownership interest in their company to a wholly owned U.S. subsidiary of AIC Limited ("AIC") (the "Transaction"). The Transaction is expected to close in April 2002. As a result of the Transaction, AIC will indirectly hold a controlling interest in EAM. AIC is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management, headquartered in Burlington, Ontario, Canada. In connection with the
Transaction, EAM's name will be changed to AIC Asset Management, LLC. For simplicity's sake, however, this supplement refers to EAM by its former name.

AIC's purchase of a majority ownership interest in EAM will result in a "change of control" of EAM, causing the previous Subadvisory Agreement between EAM and ING Investments, LLC ("ING"), the investment adviser to the Portfolio, to terminate automatically by its terms. With the approval of the Board of Directors of the Portfolio at a meeting on April 3, 2002, EAM and ING have entered into an Interim Subadvisory Agreement to take effect upon the closing of the Transaction in order to secure EAM's continuing services for the Portfolio on an interim basis until the shareholders vote on a new Subadvisory Agreement (the "New Subadvisory Agreement").

A meeting of shareholders of the Portfolio will be scheduled to consider approval of the New Subadvisory Agreement. Proxy statements discussing this proposal in detail will be mailed to shareholders during the third quarter 2002.

If the proposal is approved by shareholders, the New Subadvisory Agreement will become effective immediately upon approval. This change will not result in a change in the actual portfolio management personnel who manage your Portfolio. Ronald E. Elijah and Roderick R. Berry will continue to have responsibility for day-to-day portfolio management of the Portfolio.

The fees payable to EAM, which are paid by ING and not by the Portfolio, will remain the same under the New Subadvisory Agreement.

If the New Subadvisory Agreement is not approved by shareholders, the Board of Directors will determine what action, if any, should be taken. The Board of Directors may consider proposing a different subadviser, or having no subadviser. In the alternative, EAM may nonetheless serve as subadviser to the Portfolio at the lesser of the fees that would be paid under the New Subadvisory Agreement or EAM's cost to render services to the Portfolio, until such time as the Board of Directors determines an appropriate course of action.

                                      * * *

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE